                           PHILADELPHIA CONSOLIDATED
                                  HOLDING CORP.



                                     FOUNDED
                                      1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business,and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) catastrophe losses; and (vi) the amount of time and extent of business interruptions and other losses resulting from the September 11, 2001 terrorist attacks.


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                            SUMMARY OF THE OFFERING

Offering Size:                          4.0 million shares

   Primary:                                 3.0 million shares

   Selling Shareholder:                     1.0 million shares

Selling Shareholder:                    James J. Maguire

Pro Forma Capitalization(1):            $453.4  million

Use of Proceeds:                        Additional capital for our insurance
                                        subsidiaries and general corporate
                                        purposes

Ticker/Listing:                         PHLY/NASDAQ

Public Offering Price:                  $33.50 per share

Underwriters:                           Merrill Lynch & Co. (Bookrunner)
                                        Banc of America Securities


----------

(1) Actual September 30, 2001 adjusted for public offering proceeds including over allotment


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                      EXPERIENCED AND MOTIVATED MANAGEMENT


                                                                        Years in
Name                        Position                           Age      Industry
----                        --------                           ---      --------
James J. Maguire            Chairman & CEO                      68         42

James J. Maguire, Jr.       President & COO                     41         18

Sean S. Sweeney             Executive Vice President            44         22

Craig P. Keller             Senior Vice President & CFO         51         16

P. Daniel Eldridge          President & CEO-Liberty             46         22
                            American Group

Christopher J. Maguire      Senior Vice President & Chief       37         15
                            Underwriting Officer


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                             INVESTMENT HIGHLIGHTS


      -     Specialty niche commercial and personal lines insurance products

      -     Mixed marketing platform

      -     Disciplined underwriter

      -     Proven product innovator

      -     Track record of profitable growth

      -     Strong financial position with clean balance sheet

            -     A+ rating from A.M. Best

      -     Substantial price increases present unique profit opportunity

      -     Financially motivated owner/managers


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                            A TRACK RECORD OF GROWTH

                             GROSS WRITTEN PREMIUMS

                             CAGR 1995-2000 = 28.3%


                                  [BAR CHART]


1995                        $104.2
1996                        $136.9
1997                        $159.1
1998                        $197.4
1999                        $274.2
2000                        $361.9
9 Months Ended 9/30/00      $271.1
9 Months Ended 9/30/01      $361.9


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                         SUPERIOR UNDERWRITING RESULTS

                          Statutory Combined Ratios(1)

            Strong Reserves: Redundancies in 8 out of last 10 years


                                  [BAR CHART]


            PHLY       Industry
            ----       --------
1991        92.8        108.8
1992        95.8        115.7
1993        91.0        106.9
1994        89.4        108.4
1995        86.7        106.4
1996        86.8        105.8
1997        84.4        101.6
1998        85.1        105.6
1999        93.3        107.5
2000        89.1        110.5

                   -  PHLY                       -  Industry

            10 YEAR AVERAGE = 89.9%         10 YEAR AVERAGE =107.7%


----------

Source: A.M. Best
(1)   Statutory combined ratio calculated after policyholder dividends.


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                       HIGH QUALITY INVESTMENT PORTFOLIO

                            As of September 30, 2001


[PIE CHART]


Government/Corporate Bonds     28.5
MBS/CMO                        12.4
Common Stock                    5.2
All Other                       1.5
Cash Equivalents               21.5
Municipal Bonds                12.1
Asset Backed Securities        18.8


      -     Proforma portfolio market value(1) - $692.7mm

      -     Fixed income securities(2)

            -     Average lowest rating AA-

            -     Portfolio duration 3.1 years

            -     6.98% taxable equivalent yield

      -     Quality long-term growth stocks


                                   $692.7 MM


----------

(1) Actual September 30, 2001 adjusted for $114.5 million of net proceeds from offering including over allotment

(2)   As of September 30, 2001 excluding cash equivalents


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                        CREATING VALUE FOR SHAREHOLDERS

                              Book Value Per Share

                             CAGR 1993-2001 = 20.0%


12/31/93                   $ 4.22
12/31/94                   $ 4.52
12/31/95                   $ 5.88
12/31/96                   $ 7.09
12/31/97                   $ 9.09
12/31/98                   $11.27
12/31/99                   $12.82
12/31/00                   $13.57
Proforma  9/30/01(2)       $19.74


                         Net Operating Income Per Share

                             CAGR 1994-2000 = 20.1%


1994                          $0.53
1995                          $0.71
1996                          $0.93
1997                          $1.13
1998                          $1.32
1999                          $1.00
2000                          $1.59
9 Months Ended 9/30/00        $1.16
9 Months Ended 9/30/01        $1.34


--------------------
(1)  Excludes World Trade Center loss of $2.6 million.

(2) Actual September 30, 2001 adjusted for public offering including over allotment


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                              CORPORATE PHILOSOPHY
                                How Do We Do It?


-     Write only profitable accounts through proactive risk selection

-     Don't discount pricing

-     Bonuses paid after EPS achieved

-     No MGA business

-     Maintain monthly price and loss ratio monitor

-     Compensation tied to combined ratio

-     Allocate capital to profitable lines


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                INNOVATION HAS CREATED A BALANCED SPREAD OF RISK

                          GROSS WRITTEN PREMIUM BY LINE


                                      1994


Commercial Automobile              21
Excess Liability                   50
Commercial Package                 21
Professional Liability              8


                                      2001E


Personal Lines            14
Commercial Automobile      4
Excess Liability          16
Nat'l Flood                3
Commercial Package        41
Professional Liability    17
Specialty Property         5


-     Deploy capital to most profitable products

-     Differentiation through value-added coverage and service

-     Proven product development capability

-     Hard market creates opportunities


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                               COMMERCIAL PACKAGE

                             GROSS WRITTEN PREMIUMS


                             CAGR 1995-2000 = 36.8%


1995                                   $ 25.1
1996                                   $ 43.7
1997                                   $ 60.0
1998                                   $ 78.1
1999                                   $ 86.9
2000                                   $120.4
9 Months Ended 9/30/00                 $ 99.9
9 Months Ended 9/30/01                 $152.6


-     Market share of 3% of targeted accounts

-     41.0% of 2001E GWP

- Targets non-profits, social and human services, health and fitness, schools, condominiums, manufactured housing parks, homeowners associations, boat dealers, day care centers, mental health centers

-     General/professional liability, D&O, umbrella, property & auto

-     25%-30% annual growth potential


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                                SPECIALTY LINES

                             GROSS WRITTEN PREMIUMS

                              CAGR 1995-2000= 51.7%


1995                                    $ 8.5
1996                                    $16.6
1997                                    $20.8
1998                                    $30.4
1999                                    $48.5
2000                                    $68.2
9 Months Ended 9/30/00                  $51.7
9 Months Ended 9/30/01                  $60.7


-     Market share of 1% of targeted accounts

-     17.3% of 2001E GWP

- Targets smaller non-profits and for-profits, lawyers, accountants, and consultants

-     D&O liability and miscellaneous professional liability coverages

-     Introduced EXECUTIVE SAFEGUARD(SM) policy in 1996

-     15%-20% annual growth potential


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                      SPECIALTY PROPERTY AND INLAND MARINE

                           (Acquired Book of Business)

                             GROSS WRITTEN PREMIUMS



1999                         $21.6
2000                         $21.3
9 Months Ended 9/30/00       $17.3
9 Months Ended 9/30/01       $18.4


-     Market share of 1% of targeted accounts

-     5.0% of 2001E GWP

- Targets larger, superior property accounts and specific classes of inland marine

-     Office parks,retail shopping centers, bridges, nursing homes, and hotels

-     Value added in-house loss control

-     30%-35% annual growth potential


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                   COMMERCIAL AUTOMOBILE AND EXCESS LIABILITY

                             GROSS WRITTEN PREMIUMS

                              CAGR 1995-2000 = 3.4%

1995                        $69.2
1996                        $74.9
1997                        $77.7
1998                        $85.7
1999                        $89.4
2000                        $81.6
9 Months Ended 9/30/00      $60.8
9 Months Ended 9/30/01      $65.3


-     Market share 5% of targeted accounts

-     18.7% of 2001E GWP

- Targets leasing, rent-a-car, financial institutions, auto dealers and credit unions

- Supplemental liability (invented by PHLY), gap, lessor contingent, and interim liability

-     5%-10% annual growth potential


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                                 PERSONAL LINES

                       (Acquisition of Liberty American)

                             GROSS WRITTEN PREMIUMS


                                Manufactured Housing       Homeowners
                                --------------------       ----------
1998                                  $ 3.8
1999                                  $17.3                  $ 2.8
2000                                  $37.2                  $ 7.0
9 Months Ended 9/30/00                $28.5                  $ 4.7
9 Months Ended 9/30/01                $32.7                  $21.6


-     Market share of 1%

-     17.0% of 2001E GWP

-     Manufactured Housing (Homeowners Insurance)

-     Preferred Homeowners Program

-     Flood Insurance

-     20% annual revenue growth potential


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                 DIVERSE DISTRIBUTION PLATFORM WILL FACILITATE
                                 ORGANIC GROWTH

                   36 OFFICES IN 10 REGIONS COVERING THE U.S.

                  [GRAPHIC OF US MAP WITH REGIONS IDENTIFIED]


                             Western Region
                             Sunbelt Region
                             Rocky Mt. Region
                             South West Region
                             Central Region
                             Personal Lines Division
                             Southern Region
                             Home Office/Mid-Atlantic Region
                             New England Region
                             Ohio Valley Region
                             North Central Region

-     Direct sales organization initiates proactive risk selection

-     6,000 broker relationships

-     Preferred Agents

-     Local underwriting

-     Networked via proprietary software


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                            DRIVERS OF FUTURE GROWTH

-     Price increases

-     Disruption in the industry

      -     Insolvencies
      -     Rating downgrades

-     National presence - 36 offices

-     New product offerings

-     Mixed marketing strategy

-     Experienced management

-     Advanced technology - lower expenses and improved process

-     Underwriting and pricing discipline

-     A+ rating - Flight to quality

-     Preferred agent program - 15% growth


                                                [PHILADELPHIA CONSOLIDATED LOGO]

                            PHILADELPHIA CONSOLIDATED
                                  HOLDING CORP.

                                     FOUNDED
                                      1962